SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              Pultronex Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)

                  Nevada                             98-0219399
             -----------------                     ---------------
         (State of incorporation)        (I.R.S. Employer Identification No.)

                 2305 - 8th St., Nisku, Alberta, Canada T9E 7Z3
              -----------------------------------------------------
                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

     None

Securities to be registered pursuant to Section 12(g) of the Act:

     Common Stock

Item 1.  Description of Registrant's Securities to be Registered;

Incorporated by reference from the registrant's Form SB-2 Registration Statement, SEC Registration No. 333-30848 effective January 19, 2001.

Item 2.  Exhibits:
         a)  Form SB-2 Registration Statement,
             SEC Registration No. 333-30848
             effective January 19, 2001
         b)  Articles of Incorporation as amended
         c)  Bylaws
         d)  Specimen Common Stock certificate

Incorporated by reference from the registrant's Form SB-2 Registration Statement, SEC Registration No. 333-30848

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant):  Pultronex Corporaiton
Date:          January 22, 2001


By:           /s/ Gary Loblick
              _____________________________
              Gary Loblick, President

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